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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Registration Statement.

ARTHUR ANDERSEN LLP
December 19, 1997